UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 3, 2007 (April 3, 2007)
Date of Report (Date of earliest event reported)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah, Suite 2000
Portland, Oregon 97232-4116
503-813-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

MidAmerican Energy Holdings Company (“MidAmerican”), the indirect parent of PacifiCorp, will host a fixed-income investor conference on April 4, 2007 in New York, New York. The presentation to be made by MidAmerican, which in part includes information about PacifiCorp, is furnished as Exhibit 99.1 to this Form 8-K.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Presentation titled “2007 Fixed-Income Investor Conference.”

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “intend,” and similar terms. These statements are based upon PacifiCorp’s current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside PacifiCorp’s control and could cause actual results to differ materially from those expressed or implied by PacifiCorp’s forward-looking statements. These factors include, among others:

•	The outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies;

•
Changes in prices and availability for both purchases and sales of wholesale electricity and purchases of coal, natural gas and other fuel sources that could have a significant impact on generation capacity and energy costs;

•	Changes in regulatory requirements or other legislation, including limits on the ability of public utilities to recover income tax expense in rates such as Oregon Senate Bill 408;

•	Changes in economic, industry or weather conditions, as well as demographic trends, that could affect customer growth and electricity usage or supply;

•	A high degree of variance between actual and forecasted load and prices that could impact the hedging strategy and costs to balance electricity load and supply;

•
Hydroelectric conditions, as well as the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings, that could have a significant impact on electric capacity and cost and on PacifiCorp’s ability to generate electricity;

•	Performance of PacifiCorp’s generation facilities, including unscheduled outages or repairs;

•
Changes in, and compliance with, environmental and endangered species laws, regulations, decisions and policies that could increase operating and capital improvement costs, reduce plant output and/or delay plant construction;

•	Changes resulting from MidAmerican ownership;

•	The impact of new accounting pronouncements or changes in current accounting estimates and assumptions on financial position and results of operations;

•
The impact of increases in healthcare costs, changes in interest rates and investment performance on pension and other postretirement benefits expense, as well as the impact of changes in legislation on funding requirements;

•	Availability, terms and deployment of capital;

•	Financial condition and creditworthiness of significant customers and suppliers;

•
The impact of financial derivatives used to mitigate or manage interest rate risk and volume and price risk and changes in the commodity prices, interest rates and other conditions that affect the value of the derivatives;

•	Changes in PacifiCorp’s credit ratings;

•
Timely and appropriate completion of PacifiCorp’s resource procurement process, unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generation plants and infrastructure additions;

•	Other risks or unforeseen events, including wars, the effects of terrorism, embargos and other catastrophic events; and

•	Other business or investment considerations that may be disclosed from time to time in the Securities and Exchange Commission filings or in other publicly disseminated written documents.

PacifiCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP
(Registrant)
Date: April 3, 2007
/s/ David J. Mendez
David J. Mendez
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation titled “2007 Fixed-Income Investor Conference.”